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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):     November 13, 1997
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                             GAYLORD COMPANIES, INC.
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             (Exact name of Registrant as specified in its charter)



         Delaware                          1-13518                 31-1421571
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(State or other jurisdiction       (Commission File Number)       (I.R.S. EIN)
     of incorporation)



4006 Venture Court, Columbus, Ohio                                    43228
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(Address of principal executive offices)                           (Zip  Code)


Registrant's telephone number, including area code:     (614) 771-2777
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                                    NO CHANGE
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          (Former name or former address, if changed since last report)

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Item 3.   Bankruptcy or Receivership.
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          (a)  On November 13, 1997, Gaylord Companies, Inc. filed a voluntary petition in bankruptcy pursuant to Chapter 11 of the United States Code in the United States Bankruptcy Court, Southern District of Ohio, Eastern Division and is a debtor in possession, with the responsible parties being John Gaylord, George Gaylord and John D. Critser.


                                    SIGNATURE
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GAYLORD COMPANIES, INC.,
                                               a Delaware corporation

Dated:  November 26, 1997                   By: /s/ John Gaylord
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                                               John Gaylord, Chairman and Chief
                                               Executive Officer

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